SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 1999




                              ORPHAN MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                       0-24760                 41-1784594
         ---------                       -------                 ----------
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
     of incorporation)            identification number)


          Suite 475,
    13911 Ridgedale Drive,
        Minnetonka, MN                55305               (612) 513-6900
        --------------                -----               --------------
(Address of principal executive    (zip code)    (Registrant's telephone number,
           offices)                                     including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.        Other Events.

As set forth in the Company's press release dated August 2, 1999 and filed as
Exhibit 99.2 hereto, the Company announced a financing transaction with UBS Capital.

Item 7.        Financial Statements and Exhibits

Exhibit 99.2 - Press release dated August 2, 1999

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 1999                   ORPHAN MEDICAL, INC.


                                            /s/ John H. Bullion
                                            -------------------
                                            John H. Bullion
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                              Description

99.2                    Press release dated August 2, 1999